Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.9431%


        Excess Protection Level
          3 Month Average   4.77%
            February, 1998   4.56%
            January, 1998   4.64%
            December, 1997   5.10%


        Cash Yield                                  16.74%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.35%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $34,488,564,555.67


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,197,230,037.18